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                                                            Draft--June 26, 1997

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                          REGISTRATION RIGHTS AGREEMENT

                                     between

                          VALASSIS COMMUNICATIONS, INC.

                                       and

               CONPRESS INTERNATIONAL (NETHERLANDS ANTILLES) N.V.


                           Dated as of_________, 1997


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                                TABLE OF CONTENTS
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1.    Registrations Upon Request..............................................1
      1.1      Requests.......................................................1
      1.2      Registration Statement Form....................................3
      1.3      Expenses.......................................................3
      1.4      No Inclusion of Other Securities...............................4
      1.5      Priority in Demand Registrations...............................4
      1.6      No Company Initiated Registration..............................5

2.    Piggy-Back Registrations................................................5
      2.1      Piggy-Back Rights..............................................5
      2.2      Company Decision Not to Sell...................................6
      2.3      Priority in Piggy-Back Registrations...........................6
      2.4      Expenses.......................................................8
      2.5      Piggy-Back Rights Not Deemed
               Registration Request...........................................8

3.    Registration Procedures.................................................8
      3.1      Obligations of the Company.....................................8
      3.2      Information Regarding Sellers.................................14
      3.3      Notice to Discontinue.........................................14

4.    Underwritten Offerings.................................................15
      4.1      Underwriting Agreement........................................15
      4.2      Selection of Underwriters.....................................16

5.    Holdback Agreements....................................................16
      5.1      Restrictions on Public Sale by Holders of
               Registrable Securities........................................16
      5.2      Restrictions on Public Sale by the Company....................17
      5.3      Additional Restrictions.......................................18

6.    No Grant of Future Registration Rights.................................19





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7.    Indemnification........................................................19
      7.1      Indemnification by the Company................................19
      7.2      Indemnification by the Sellers................................20
      7.3      Notices of Claims, etc........................................22
      7.4      Other Indemnification.........................................23
      7.5      Indemnification Payments......................................23
      7.6      Other Remedies................................................23

8.    Definitions............................................................24

9.    Miscellaneous..........................................................27
      9.1      Rule 144 etc..................................................27
      9.2      Successors, Assigns and Transferees...........................27
      9.3      Amendment, Modification or Waiver.............................28
      9.4      Ratification..................................................28
      9.5      Governing Law.................................................28
      9.6      Invalidity of Provision.......................................28
      9.7      Notices.......................................................29
      9.8      Headings; Execution in Counterparts...........................30
      9.9      Injunctive Relief.............................................30
      9.10     Further Assurances............................................30
      9.11     Entire Agreement..............................................30
      9.12     Term..........................................................31





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                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         REGISTRATION RIGHTS AGREEMENT, dated as of __________, 1997, between Valassis Communications, Inc., a Delaware corporation (the "Company"), and Conpress International (Netherlands Antilles) N.V., a Netherlands Antilles private limited liability company (together with its successors and permitted assigns pursuant to Section 9.2(a), "Conpress"). Capitalized terms used herein without definition are defined in Section 8.

         1. Registrations Upon Request.

         1.1 Requests. At any time and from time to time after the date hereof, Conpress shall have the right to make up to three requests that the Company effect the registration under the Securities Act of any of the Qualified Securities, each such request to specify the intended method or methods of disposition thereof, provided that (a) the underwritten registered offering pursuant to the registration statement on Form S-3 (Reg. No. 333-28685), filed with the Commission on June 6, 1997, shall be deemed to constitute one such request; (b) the Company shall only be required to effect a registration pursuant to this Section 1.1 for a minimum of (i) five million shares of Qualified Securities or, if less, (ii) the aggregate remaining number of Qualified Securities then held by Conpress; (c) the Company shall not be required to effect a registration pursuant to this Section 1.1 until a period of 90 days shall have elapsed from the effective date of the most recent registration previously effected pursuant to this Section 1.1; (d) any request by Conpress that the Company effect a registration of Qualified Securities pursuant to a registration statement filed under Rule 462(b) of the Securities Act increasing or decreasing the number of Qualified Securities registered under a registration statement filed at the request of Conpress pursuant to this
Section 1.1 shall not be counted for purposes of Conpress's request limitations set forth above; and (e) (i) if Conpress





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determines in its good faith judgment to withdraw the proposed registration of any Qualified Securities requested to be registered pursuant to this Section 1.1 due to marketing reasons or (ii) the registration statement relating to any such request is not declared effective within 90 days of the date such registration statement is first filed with the Commission or (iii) if, within 180 days after the registration relating to any such request has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to Conpress's reasonable satisfaction within 30 days or (iv) the conditions to closing specified in the underwriting agreement or indemnity agreement entered into in connection with the registration relating to any such request are not satisfied (other than as a result of a default or breach thereunder by Conpress), then such request shall not be counted for purposes of Conpress's request limitations set forth above so long as and subject to clause (ii) of Section 1.3, Conpress pays the fees and disbursements of the Company's legal counsel in connection with such registration request.

         Upon any request pursuant to this Section 1.1, the Company shall promptly, but in any event within 15 days, give written notice of such request to all other holders of Registrable Securities and thereupon the Company shall, subject to Section 1.5, use its best efforts to effect the prompt registration under the Securities Act of the Qualified Securities which the Company has been so requested to register by Conpress, and all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company within 20 days after the giving of such written notice by the Company, all to the extent required to permit the disposition of the securities so to be registered in accordance with the intended method or methods of Conpress.


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         Notwithstanding the foregoing, the Company shall have the right to delay the filing or effectiveness, but not the preparation, of a registration statement for any demand registration during one or more periods aggregating not more than 90 days in any 12-month period during the term of this Agreement in the event that (a) the Company would, in accordance with the written advice of its counsel, be required to disclose in the prospectus contained in such registration statement information not otherwise required by law to be publicly disclosed and (b) the Company has pending or in process a material transaction, the disclosure of which would, in the good faith judgment of the Company's Board of Directors, materially and adversely affect the Company.

         1.2 Registration Statement Form. Each registration requested pursuant to Section 1.1 shall be effected by the filing of a registration statement on a form agreed to by Conpress and approved by the Company upon advice of counsel (such approval not to be unreasonably withheld), provided, however, that Conpress shall use Form S-3 or a comparable registration form then in effect if the Company is eligible therefor.

         1.3 Expenses. Conpress shall pay all expenses incident to Conpress' performance of or compliance with any registration pursuant to Section 1.1 of this Agreement and all Registration Expenses in connection with any registrations requested under Section 1.1, provided that the Company shall pay
(i) the fees and disbursements of the Company's counsel, (ii) in the case of an underwritten offering, all amounts payable under the termination provisions of the underwriting agreement due to the failure of the Company to satisfy any conditions to closing required to be satisfied by it and which relate to matters within the Company's control (which conditions shall be identified and agreed to by the parties in connection with each specific underwriting agreement) and
(iii) salaries of Company personnel or general overhead expenses of the Company, auditing fees, or other expenses for the preparation of financial statements


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or other data normally prepared by the Company in the ordinary course of business or which the Company would have incurred in any event. Nothing in the foregoing sentence shall affect the indemnification and other rights and obligations of the parties set forth in Section 7 of this Agreement.

         1.4 No Inclusion of Other Securities. The Company shall not register securities (other than Registrable Securities) for sale for the account of the Company or any other Person in any registration requested pursuant to Section 1.1.

         1.5 Priority in Demand Registrations. If a registration pursuant to this Section 1 involves an underwritten offering, and the managing underwriter (or, in the case of an offering which is not underwritten, a nationally recognized investment banking firm) shall advise the Company in writing (with a copy to each Person requesting registration of Registrable Securities) that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the offering price, the Company shall include in such registration to the extent of the number which the Company is so advised can be sold in such offering without such material adverse effect:

         first, the Qualified Securities proposed to be sold by Conpress; and

         second, to the extent that the number of Qualified Securities which Conpress proposes to sell in such offering is less than the number of securities which the Company has been advised can be sold in such offering without having the material adverse effect referred to above, the Registrable Securities proposed to be sold by each holder (other than Conpress) requesting registration thereof, pro rata among such holders, on the basis


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         of the number of securities requested to be included by such holders.

         1.6 No Company Initiated Registration. After receipt of notice of a requested registration pursuant to Section 1.1, the Company shall not initiate, without the consent of Conpress, a registration of any of its equity securities, or any securities convertible into or exercisable or exchangeable for such equity securities, for its own account or the account of any other Person (other than Conpress), other than a registration on Form S-8 or any successor form, until 90 days (or such longer period as may be requested by the managing underwriter, and approved by Conpress, in connection with any particular demand) after such registration has been effected or, if earlier, until the registration is terminated.

         2. Piggy-Back Registrations.

         2.1 Piggy-Back Rights. If the Company at any time proposes to register any of its [equity securities] under the Securities Act (other than pursuant to a registration on Form S-4 or S-8 or any successor form), whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Securities, it shall give prompt written notice to each holder of Qualified Securities and to each holder of Registrable Securities that holds a number of shares of Common Stock equal to one percent or more of the total shares of Common Stock then outstanding of its intention to do so. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof), the Company shall use its best efforts to effect the registration under the Securities Act of all such Registrable Securities in accordance with such intended method or methods of disposition. If the registration referred to in this Section 2 involves a sale by the Company of its [equity


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securities] for its own account, and the Company proposes to distribute such
[equity securities] by or through an underwriter, the Company shall use its best efforts to cause such underwriter to permit the holders of Registrable Securities who have requested to participate in such offering to include such Registrable Securities in such underwritten offering on the same terms and conditions of the [equity securities] of the Company included therein.

         2.2 Company Decision Not to Sell. If, at any time after giving written notice of its intention to register any [equity securities] and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such [equity securities], the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall not be obligated to register any Registrable Securities in connection with such registration or to complete an offering of [equity securities] that it proposes to make (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of Conpress to request that a registration be effected under Section 1. Notwithstanding the foregoing, the Company shall incur no liability to any holder for its failure to register or sell any [equity securities] pursuant to this Section 2.2.

         2.3 Priority in Piggy-Back Registrations. If a registration pursuant to
Section 2.1 involves an underwritten offering, and the managing underwriter
(or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration thereof) that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the offering price, the Company shall include in such registration to the extent of the


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number which the Company is so advised can be sold in such offering without such material adverse effect:

         first, the securities, if any, proposed to be sold by the Company for its own account;

         second, to the extent that the number of securities which the Company proposes to sell for its own account pursuant to such offering is less than the number of securities which the Company has been advised can be sold in such offering without having the material adverse effect referred to above, any Qualified Securities requested to be included in such registration by Conpress;

         third, to the extent that the number of securities which the Company proposes to sell for its own account pursuant to such offering together with those securities included in such offering pursuant to clause second is less than the number of shares which the Company has been advised can be sold in such offering without having the material adverse effect referred to above, any Registrable Securities proposed to be sold by each holder (other than Conpress) pursuant to Section 2.1, pro rata among such holders, on the basis of the number of securities registered to be included by such holders; and

         fourth, to the extent that the number of securities which the Company proposes to sell for its own account pursuant to such offering together with those securities included in such offering pursuant to clause second and third is less than the number of shares which the Company has been advised can be sold in such offering without having the material adverse effect referred to above, any securities initially proposed to be registered by the Company for the accounts of other Persons pursuant to the exercise of demand


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         registration rights (if any) if such securities must be included to prevent a breach of any applicable registration rights agreement between the Company and such other Person, but only in such amount and to the extent required by such agreement.

         2.4 Expenses. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2, provided that each seller of Registrable Securities shall pay
(i) all Registration Expenses to the extent required to be paid by such seller under applicable law and (ii) any registration filing fees, transfer taxes and underwriting discounts and other commissions of any kind (other than any commissions which the Company undertakes to pay in connection with such registration), in each case directly attributable to the sale of the seller's Registrable Securities, based on such seller's pro rata share of the proceeds from the sale of the seller's Registrable Securities in such offering. All other expenses incident to such seller's performance or compliance with any registration pursuant to this Agreement shall be paid by such seller.

         2.5 Piggy-Back Rights Not Deemed Registration Request. No registration effected under this Section 2 shall relieve the Company from its obligation to effect registrations under Section 1.

         3. Registration Procedures.

         3.1 Obligations of the Company. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 1 and 2, the Company shall promptly:

         (a) prepare, and as soon as practicable, but in any event within 60 days thereafter file with the


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     Commission, a registration statement with respect to such Registrable
     Securities and use its best efforts to cause such registration statement to become effective; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall provide the holders of the Registrable Securities being registered and their underwriters, if any, and their respective counsel and accountants an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to each seller's compliance with its obligations under Section 3.2(a);

         (b) prepare and promptly file with the Commission such amendments and post-effective amendments and supplements to such registration statement (including, without limitation, any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act) and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as is required to comply with the provisions of the Securities Act and to complete the disposition of all securities covered by such registration statement in accordance with the intended method or methods of disposition thereof, but in no event for a period of more than six months after such registration statement becomes effective;

         (c) furnish to each seller of such Registrable Securities copies of all documents proposed to be filed with the Commission in connection with such registration and the Company shall not file any amendment or post-effective amendment or supplement to such registration statement or the prospectus used in connection therewith to which a seller of Registrable Securities shall have reasonably objected in writing, based on advice of reputable outside counsel, on the grounds that such amendment or supplement does not comply


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     (explaining why) in all material respects with the requirements of the
     Securities Act or of the rules or regulations thereunder;

         (d) furnish to the seller of such Registrable Securities, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents filed therewith) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller in accordance with the intended method or methods of disposition thereof;

         (e) use its reasonable best efforts to register or qualify such Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the seller of such Registrable Securities shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the seller of such Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdictions in accordance with the intended method or methods of disposition thereof;

         (f) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary by virtue of the business and operations of the Company to enable the seller of such Registrable Securities to consummate the disposition of such Registrable Securities in


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     accordance with the intended method or methods of disposition thereof;

         (g) furnish each seller of Qualified Securities a signed counterpart, addressed to such sellers, of either (i) an opinion of counsel for the Company experienced in securities law matters, dated the effective date of the registration statement (and, if such registration includes an underwritten public offering, the date of the closing under the underwriting agreement), covering such matters as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings of securities and such other matters as Conpress may reasonably request, or (ii) in the case of an underwritten offering, a letter, dated the effective date of the registration statement and the date of the closing under the underwriting agreement, authorizing such sellers to rely on an opinion addressed to the underwriters in such underwritten offering to the effect set forth in clause (i) above in connection with any due diligence investigation undertaken by such sellers in the context of such offering;

         (h) furnish each seller of Registrable Securities a signed counterpart, addressed to the sellers, of a "comfort" letter (unless the registration is pursuant to Section 2 and such a letter is not otherwise being furnished to the Company), dated the effective date of such registration statement (and if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have issued an audit report on the Company's financial statements included in the registration statement, covering such matters as are customarily covered in and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;


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         (i) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event or existence of any fact as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, as promptly as is practicable, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement;

         (k) notify each seller of Registrable Securities covered by such registration statement (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional informa-


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     tion, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;

         (l) use every reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement at the earliest possible moment;

         (m) use its reasonable best efforts (i) to maintain the listing of such Registrable Securities on any securities exchange on which the equity securities of the Company are then listed and (ii) to provide and cause to be maintained a transfer agent and registrar for such Registrable Securities from and after a date not later than the effective date of such registration statement;

         (n) enter into such agreements and take such other actions as the sellers of Registrable Securities or the underwriters thereof reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for, and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;

         (o) make available for inspection by each seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such holder or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's and its subsidiaries'


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     officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such person in connection with such registration statement; and

         (p) use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

         3.2 Information Regarding Sellers. (a) Each seller of any Registrable Securities as to which any registration is being effected shall promptly furnish to the Company such written information regarding such seller, its ownership of Registrable Securities and the disposition of such Registrable Securities and such other items as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder shall promptly furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

         (b) The Company shall not file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to any seller of any Registrable Securities covered thereby by name, or otherwise identifies such seller as the holder of any Registrable Securities, without the consent of such seller, such consent not to be unreasonably withheld, unless such disclosure is required by law.

         3.3 Notice to Discontinue. By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(i), such holder shall promptly discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's


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receipt of the copies of the supplemented or amended prospectus contemplated by
Section 3.1(i). If so directed by the Company, each holder of Registrable Securities shall deliver to the Company all copies, other than permanent file copies, in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 3.1(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by
Section 3.1(i).

         4. Underwritten Offerings.

         4.1 Underwriting Agreement. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 1 or Section 2, the Company shall enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to Conpress and to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities to the underwriters and Persons deemed to control the underwriters, substantially to the effect and to the extent provided to sellers of Registrable Securities in Section 7. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities.


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No underwriting agreement (or other agreement in connection with such offering)
shall require any holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, the ownership of such holder's Registrable Securities and such holder's intended method or methods of disposition and any other representation required by law or to furnish any indemnity to any Person which is broader than the indemnity furnished by such holder in Section 7.2.

         4.2 Selection of Underwriters. If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account pursuant to an underwritten offering, and Conpress or any other holder of Registrable Securities gives notice pursuant to Section 2 of its intention to participate in such offering, the Company shall have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, but only with the approval of Conpress, such approval not to be unreasonably withheld. Notwithstanding the foregoing sentence, whenever a registration requested pursuant to Section 1 is for an underwritten offering, Conpress shall have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, but only with the approval of the Company, such approval not to be unreasonably withheld.

         5. Holdback Agreements.

         5.1 Restrictions on Public Sale by Holders of Registrable Securities. If and whenever the Company proposes to register any of its equity securities under the Securities Act for its own account (other than on Form S-4 or S-8 or any successor form) or is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to
Section 1 or 2, each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to (a) offer, sell,

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



contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, in each case, whether now owned or hereafter acquired, or file any registration statement under the Securities Act with respect to any of the foregoing or (b) enter into any swap that transfers the economic consequences of ownership of the Common Stock, whether such swap or transaction described in clause (a) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, within 10 days prior to and 90 days (or such longer period as may be requested by the managing underwriter and made applicable to restrictions on sales by the Company set forth in Section 5.2) after the effective date of the registration statement relating to such registration. The foregoing sentence shall not apply to (i) the securities to be sold pursuant to such registration,
(ii) sales under the Option Agreement, dated 9 May 1996, among the Company, Conpress Cayman, LDC and Consolidated Press International Limited, as assigned to Conpress by an assignment, dated June 5, 1997, (iii) any pledges of Common Stock to secure indebtedness of Conpress or any of its Affiliates and (iv) any transfers to Affiliates of Conpress.

         5.2 Restrictions on Public Sale by the Company. The Company agrees not to (a) offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, in each case, whether now owned or hereafter acquired, or file any registration statement under the Securities Act with respect to any of the foregoing or (b) enter into any swap that transfers the economic consequences of ownership of the Common Stock, whether such swap or transaction described in clause (a) above is to be

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



settled by delivery of Common Stock or such other securities, in cash or otherwise, within ten days prior to and 90 days (or such longer period as may be requested by the managing underwriter) after the effective date of the registration statement relating to a registration requested by Conpress pursuant to Section 1.1 hereof. The foregoing sentence shall not apply to securities to be sold pursuant to (i) such registration, (ii) a registration on Form S-4 or S-8 or any successor form, (iii) any shares of Common Stock issued by the Company upon exercise of options outstanding, and (iv) any shares of Common Stock issued or options granted pursuant to then existing Company employee benefit plans.

         5.3 Additional Restrictions. If so requested by the managing underwriter, the Company shall use all reasonable best efforts to cause each holder, including the directors and executive officers of the Company, of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering), to agree not to (a) offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, in each case, whether now owned or hereafter acquired, or file any registration statement under the Securities Act with respect to any of the foregoing or (b) enter into any swap that transfers the economic consequences of ownership of the Common Stock, whether such swap or transaction described in clause (a) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, within ten days prior to and 90 days (or such longer period as may be requested by the managing underwriter and made applicable to restrictions on sales by the Company set forth in Section 5.2) after the effective date of the registration statement relating to such registration. The foregoing sentence shall not apply to (i) securities to be sold pursuant to such registration, and (ii) any sales permitted under the Company's share repurchase program.

         6. No Grant of Future Registration Rights. The Company shall not grant any other demand or incidental registration rights to any other Person without the prior written consent of Conpress, if any such rights would permit such other Person to sell securities in a registered offering requested by Conpress pursuant to Section 1.1.

         7. Indemnification.

         7.1 Indemnification by the Company. In the event of any registration of any Registrable Securities pursuant to this Agreement, the Company shall indemnify and hold harmless (a) the seller of such Registrable Securities, (b) the directors, officers, partners, employees, agents and Affiliates of such seller, (c) each Person who participates as an underwriter in the offering or sale of such securities and (d) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing against any and all loss, liability, claim or damage (or any action or proceeding in respect thereof) arising out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment thereto) under which such Registrable Securities were registered under the Securities Act, including information that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to (x) Rule 430A of the Securities Act ("Rule 430A Information") or (y) Rule 434 of the Securities Act ("Rule 434 Information"), if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, final prospectus or supplement prospectus contained in such registration statement or used in connection with the offering of securities covered thereby (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company will reimburse each such indemnified party for any legal and other expenses reasonably incurred in connection with investigating, preparing, pursuing or defending against any such loss, liability, claim, damage, action or proceeding. Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by such seller.

         The indemnity agreement contained in this Section 7.1 shall not apply to (a) any loss, liability, claim, damage, expense, action or proceeding to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the registration statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus, final prospectus or supplement prospectus contained in such registration statement or used in connection with the offering or securities covered thereby (or any amendment or supplement thereto); or (b) amounts paid in settlement of any such loss, liability, claim, damage, expense, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

         7.2 Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 1 or 2, that the Company shall have received an undertaking satisfactory to it from each of the prospective sellers of such Registrable Securities to indemnify and hold harmless, severally, not jointly, the Company, its directors, officers, partners, employees, agents and Affiliates and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company against any and all loss, liability, claim, damage or expense (or any action or proceeding in respect thereof) described in Section 7.1 but only with respect to any untrue statement or omission or alleged untrue statement omission made in such registration statement (or any amendment thereto), including the Rule 430A Information and the 434 Information, if applicable, or any preliminary prospectus, final prospectus or supplement prospectus contained in such registration statement or used in connection with the offering of securities covered thereby (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in such registration statement (or any amendment thereto), including the Rule 430A Information and the 434 Information, if applicable, or any preliminary prospectus, final prospectus or supplement prospectus contained in such registration statement or used in connection with the offering of securities covered thereby (or any amendment or supplement thereto). Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such Registrable Securities by such seller.

         The indemnity agreement contained in this Section 7.2 shall not apply to amounts paid in settlement of any such loss, liability, claim, damage, expense, action or proceeding if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld). The indemnity provided by each seller of Registrable Securities under this Section
7.2 shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of Registrable Securities pursuant to such registration statement.

         7.3 Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give prompt notice to the latter of the commencement of such action or proceeding, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 7 except and to the extent that the indemnifying party is materially prejudiced as a result thereof. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. Notwithstanding the foregoing, if such indemnified party and the indemnifying party reasonably determine, based upon advice of their respective reputable outside counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judg-ment or enter into any settlement which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability on all claims that were or could have been made by all parties to such claims in respect of such claim or litigation or (ii) includes a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such indemnified party.

         7.4 Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration (other than under the Securities Act) or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority.

         7.5 Indemnification Payments. Any indemnification required to be made by an indemnifying party pursuant to this Section 7 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such indemnified party.

         7.6 Other Remedies. If for any reason the indemnity provided for in Sections 7.1 or 7.2 is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, liabilities, claims, damages, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative benefits to and faults of the indemnifying party on the one hand and the indemnified party on the other in connection with the offering of Registrable Securities and the statements or omissions or alleged statements or omissions which resulted in such loss, liability, claim, damage, action, proceeding or expense, as well as any other relevant equitable considerations, including, without limitation, the relative contributions made, and the relative benefits received, by the seller of Registrable Securities and its Affiliates, on the one hand, and the Company, on the other hand, relating to the ownership or disposition of Common Stock.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Section 7.6 except to the extent and under such circumstances as such party would have been liable to indemnify under this
Section 7 if such indemnification were enforceable under applicable law.

         8. Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

         "Affiliate": A Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

         "Board": The Board of Directors of the Company.

         "Commission": The Securities and Exchange Commission.

         "Common Stock": The Company's Common Stock, par value $.01 per share.

         "Exchange Act": The Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

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



         "NASD": National Association of Securities Dealers, Inc.

         "Person": An individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Qualified Securities": As of any date and subject to the final sentence of the definition of "Registrable Securities," the 20,173,800 shares of Common Stock held by Conpress and any securities issued or issuable with respect thereto by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise beneficially owned (within the meaning of Section 13d-3 of the Exchange Act) by Conpress.

         "Registrable Securities": All (a) Qualified Securities, (b) all shares of Common Stock held by Conpress as of the date hereof but subsequently transferred to a Person other than one to whom Conpress has transferred its rights hereunder pursuant to Section 9.2(a), provided that in conjunction with any such transfer Conpress shall have given written notice to the Company designating such transferred securities as Registrable Securities, and (c) securities issued or issuable with respect to any shares of Common Stock described in the foregoing clause (b), by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise beneficially owned (within the meaning of Section 13d-3 of the Exchange Act) by any Person holding securities described in the foregoing clause (b). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities and, if applicable, Qualified Securities, when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been sold to the public pursuant to Rule 144 under the Securities Act, which sale shall be disclosed to the Company or the Company's transfer agent in writing, (iii) they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (iv) they shall have ceased to be outstanding or (v) they shall qualify for unlimited public resale by the then current holder thereof pursuant to subsection (k) of Rule 144 of the Securities Act.

         "Registration Expenses": All expenses incident to the Company's performance of or compliance with any registration pursuant to this Agreement, including, (i) registration, filing and NASD fees, (ii) fees and expenses of complying with securities or blue sky laws, (iii) fees and expenses associated with listing securities on an exchange or NASDAQ, (iv) the Company's out-of-pocket word processing, duplicating, facsimile and printing expenses, (v) the Company's out-of-pocket messenger and delivery expenses, (vi) transfer agents', trustees', depositories', registrars' and fiscal agents' fees, (vii) fees and disbursements of counsel for the Company and the Company's independent public accountants, including the expenses of any special audits or "cold comfort" letters, (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, including underwriting discounts and commissions and transfer taxes, if any, and (ix) any other commissions of any kind relating to the sale of Common Stock in connection with a registration hereunder (other than any commissions which the Company undertakes to pay in connection with any such registration).

         "Securities Act": The Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

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



         9. Miscellaneous.

         9.1 Rule 144 etc. The Company covenants that it shall duly and timely file any reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the Commission thereunder; and that it shall take such further action as any holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

         9.2 Successors, Assigns and Transferees. (a) This Agreement shall not be assignable by either party hereto without the written consent of the other, provided that the rights and obligations of Conpress contained in this Agreement may be transferred upon written notice by Conpress to the Company to (i) a subsequent holder of 25% or more of Conpress' Qualified Securities as of the date hereof (including any pledgee thereof) or (ii) an Affiliate of Conpress. Notwithstanding any transfer of rights pursuant to the proviso of the immediately preceding sentence, all of the obligations of the Company hereunder shall survive any such transfer and shall continue to inure to the benefit of all such transferees. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         (b) Notwithstanding Section 9.2(a), any holder of Registrable Securities shall have such rights and obligations as are herein provided and upon any such transfer or

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



assignment, Conpress will cause such holder to execute a written acknowledgment of such understanding, a copy of which shall be provided to the Company.

         (c) The Company shall have a right to legend any shares of Registrable Securities indicating that the transfer thereof is restricted under any applicable securities laws. The Company agrees to remove such legend at such time as such securities no longer constitute Registrable Securities pursuant to the final sentence of the definition of Registrable Securities in Section 8 hereof.

         9.3 Amendment, Modification or Waiver. This Agreement may be amended, modified, supplemented or waived only by a writing signed by the Person against whom enforcement of such amendment, modification, supplement or waiver is sought.

         9.4 Ratification. In the event that Conpress and its Affiliates cease to beneficially own in the aggregate more than 25% of the then outstanding shares of Common Stock of the Company, the Company agrees promptly to seek the ratification and novation of this Agreement (on the same terms as herein provided) by the then constituted Board of Directors.

         9.5 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THE PERSONS SUBJECT HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF.

         9.6 Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.


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



         9.7 Notices. All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally,(b) sent by next-day or overnight mail or delivery or (c) sent by confirmed facsimile, as follows:

    (i)  If to the Company, to it at:

         Valassis Communications, Inc.
         19975 Victor Parkway
         Livonia, Michigan 48152
         Telephone: (313)591-3000
         Fax:       (313) 591-4460
         Attention: Barry Hoffman, Esq.

    (ii) If to Conpress, to it at:

         Conpress International (Netherlands Antilles) N.V.
         c/o 2nd Floor, Block A
         Russell Court, Saint Stephen's Green
         Dublin 2
         Ireland
         Telephone:  (011) (353) 1-475-6600
         Fax         (011) (353) 1-475-6605
         Attention: Peter Beer, Director

         with a copy to:

         Consolidated Press Holdings Limited
         54-58 Park Street
         Sydney, NSW  2000
         Australia
         Telephone:  (011) (612) 9282-8000
         Fax:        (011) (612) 9267-2150
         Attention: David Barnett, Esq.

   (iii) If to any other holder of Registrable Securities, to the address of such holder as set forth in the books and records of the Company;


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



or to such other Person or address as any party shall specify by notice in writing to Conpress and the Company. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received
(x) if by personal delivery on the day after such delivery, (y) if by next-day or overnight mail or delivery, on the day delivered or (z) if by facsimile, on the next day following the day on which such facsimile was sent, provided that a copy is also sent by certified or registered mail.

         9.8 Headings; Execution in Counterparts. The headings and captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

         9.9 Injunctive Relief. Each of the parties recognizes and agrees that money damages may be insufficient and, therefore, in the event of a breach of any provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which such party may have.

         9.10 Further Assurances. Subject to the specific terms of this Agreement, both the Company and Conpress shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         9.11 Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive state-


                                       30





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



ment of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         9.12 Term. This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the earlier of (a) its termination by the consent of the parties hereto or their respective successors in interest, and (b) the date on which no Registrable Securities remain outstanding, provided that the obligations of the parties pursuant to Sections 5 and 7 shall survive such termination.


                                       31





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



         IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto, effective as of the date first written above.


                                            VALASSIS COMMUNICATIONS, INC.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            CONPRESS INTERNATIONAL
                                            (NETHERLANDS ANTILLES) N.V.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:


                                       32




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